UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W, Washington, D.C.		20037-1701
(Address of Principal Executive Offices)		(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 8, 2012, at the annual meeting of shareholders of Danaher Corporation (the “Company”), the Company’s shareholders re-approved the material terms of the performance goals under the Danaher 2007 Executive Incentive Compensation Plan (the “Plan”). The Plan terms as approved by the Company’s shareholders increase the maximum award amount payable to a participant for a particular performance period from $5 million to $10 million, and add the following measures to the performance-based criteria that the Compensation Committee of the Company’s Board of Directors can use in designing awards under the Plan: core revenue; total shareholder return; earnings before interest and taxes; gross or operating profit margin improvement or core operating margin improvement; and market share. This description of the material amendments to the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM  5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s annual meeting of shareholders was held on May 8, 2012. At the annual meeting, the shareholders voted on the following proposals:

1.     To elect the five directors named in the Company’s proxy statement to terms expiring in 2013. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Votes

Mortimer M. Caplin	567,814,392	18,205,829	259,015	32,702,846

Donald J. Ehrlich	566,160,474	19,903,348	215,414	32,702,846

Linda P. Hefner	577,668,311	7,311,359	1,299,566	32,702,846

Teri List-Stoll	580,802,118	4,709,267	767,851	32,702,846

Walter G. Lohr, Jr.	545,008,979	41,042,347	227,910	32,702,846

2.     To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The proposal was approved by a vote of shareholders as follows:

For	613,171,184

Against	5,602,253

Abstain	208,645

3.     To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 1 billion (1,000,000,000) shares to 2 billion (2,000,000,000) shares, $0.01 par value per share. The proposal was approved by a vote of shareholders as follows:

For	577,889,849

Against	40,379,437

Abstain	712,796

4.     To re-approve the material terms of the performance goals under the Danaher 2007 Executive Incentive Compensation Plan. The proposal was approved by a vote of shareholders as follows:

For	576,550,550

Against	8,985,322

Abstain	743,364

Broker Non-Votes	32,702,846

5.     To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of shareholders as follows:

For	556,235,557

Against	29,270,904

Abstain	772,775

Broker Non-Votes	32,702,846

ITEM  9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

10.1	2007 Executive Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel L. Comas
	Name:	Daniel L. Comas
	Title:	ExecutiveVice President and Chief Financial Officer

Dated:	May 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	2007 Executive Incentive Compensation Plan